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                      FIRST AMERICAN STRATEGY FUNDS, INC.

                       SUPPLEMENT DATED AUGUST 9, 2005 TO
          STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2005,
                         AS SUPPLEMENTED APRIL 1, 2005

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 This information supplements the Statement of Additional Information of First
 American Strategy Funds, Inc. dated January 31 ,2005, as supplemented April 1,
   2005 (the "SAI"). This supplement and the SAI constitute a current SAI. To request a copy of the SAI, please call 800-677-FUND.

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The section "Investment Advisory and Other Services for the Funds -- Additional
Payments to Financial Institutions -- Other Payments" on page 46 of the SAI is hereby amended by adding the following paragraph:

        Certain employees of the Advisor and its affiliates may receive cash compensation from the Advisor and/or the Distributor in connection with establishing new client relationships with the First American Funds. Total compensation of such employees with marketing and/or sales responsibilities is based in part on their generation of new client relationships, including new client relationships with the First American Funds. Other employees of the Advisor and its affiliates may receive a one-time referral fee from the Advisor and/or the Distributor for new business to the First American Funds based on a percentage of the annual revenue generated by the new client relationship. Such compensation will not exceed 10% of the annual revenue generated, up to a maximum of $10,000.